SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 15, 2005

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-15752	04-2498617
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Mystic Avenue Medford, MA		02155 (Zip Code)
(Address of principal executive offices)

(781) 391-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Press Release Dated June 15, 2005
Ex-99.2 Letter to Jacobs Asset Management LLC
Ex-99.3 Letter to Endicott Management Company
Ex-99.4 Letter to Athena Capital Management
Ex-99.5 Endicott Management Group Letter
Ex-99.6 Athena Capital Management Letter

Item 8.01 Other Events

On June 15, 2005, Century Bancorp, Inc. (Century) issued a press release announcing that Century’s Board of Directors issued a unanimous vote of confidence in both bank management and its long term strategic plan for remaining independent and further enhancing shareholder value. The press release and letters to shareholder groups as well as two letters from shareholder groups are attached hereto as Exhibit 99.1, 99.2, 99.3, 99.4, 99.5, 99.6.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

99.1	Century Bancorp, Inc. press release dated June 15, 2005.

99.2	Century Bancorp, Inc. letter to Jacobs Asset Management LLC dated June 15, 2005.

99.3	Century Bancorp, Inc. letter to Endicott Management Company dated June 15, 2005.

99.4	Century Bancorp, Inc. letter to Athena Capital Management dated June 15, 2005.

99.5	Endicott Management Group letter to Century Bancorp, Inc. dated June 13, 2005.

99.6	Athena Capital Management letter to Century Bancorp, Inc. dated June 9, 2005.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.
/s/ Paul V. Cusick, Jr.
Paul V. Cusick, Jr.
Dated: June 15, 2005	Vice President and Treasurer